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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 27, 2006

ENXNET, INC.
 (Exact name of registrant as specified in its charter)

Oklahoma	000-30675	73-1561191
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

11333 E. Pine St., Suite 75
Tulsa, Oklahoma 74119
(Address of principal executive offices and Zip Code)

(918) 592-0015
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

The Company announced today that CEO Ryan Corley exercised options to purchase 100,000 shares of the Company's restricted stock at $0.50. Additionally, we added Richard W. Martel, Jr. to the Board of Directors and extended the consulting relationship with Mr. Robert O. Myers until February 28, 2007. We originally engaged Mr. Myers as a consultant on September 1, 2005 and had previously extended his contract in March of 2006.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
Exhibits	Document Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of September, 2006.

ENXNET INC.

BY:	RYAN CORLEY
Ryan Corley
President, Principal Executive Officer, and a member of the Board of Directors.